UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2016

NTN BUZZTIME, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2231 Rutherford Rd. Suite 200
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 438-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 30, 2016, we entered into a second amendment (the “Second Amendment”) to the loan and security agreement that we entered into with East West Bank, or the lender, on April 14, 2015 (as amended by the first amendment to the loan and security agreement and waiver dated as of March 10, 2016, the “Loan Agreement”).

Under the terms of the Second Amendment, the due date of all advances under the revolving line was extended from December 31, 2017 to January 15, 2018. No other terms of the Loan Agreement were changed under the Second Amendment.

The foregoing summary description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amendment to the Loan and Security Agreement by and between East West Bank and NTN Buzztime, Inc. dated December 30, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NTN BUZZTIME, INC.

BY:	/s/ Allen Wolff
Allen Wolff
Chief Financial Officer

Date: January 4, 2017